-----------------------------------------------------


                          OHIO EDISON COMPANY

                                with

                         THE BANK OF NEW YORK,
                              As Trustee

                           ----------------


                      FOURTH SUPPLEMENTAL INDENTURE


                     Providing among other things for

                           General Mortgage Bonds

                     Pledge Series A of 2000 due 2033
                     Pledge Series B of 2000 due 2033
                     Pledge Series C of 2000 due 2015
                     Pledge Series D of 2000 due 2030


                            ----------------


                         Dated as of April 1, 2000



         -----------------------------------------------------

          SUPPLEMENTAL INDENTURE, dated as of April 1, 2000 between Ohio Edison Company, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company"), party of the first part, and The Bank of New York, a corporation organized and existing under the laws of the State of New York, as Trustee under the Indenture hereinafter referred to, party of the second part.

          Whereas, the Company has heretofore executed and delivered to The Bank of New York, as Trustee (hereinafter called the "Trustee"), a certain General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998 (the "Original Indenture"), to secure bonds of the Company, issued and to be issued in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture, which Original Indenture, as heretofore and as hereby further supplemented is hereinafter referred to as the "Indenture";

          Whereas, the Company has entered into a Waste Water Facilities and Solid Waste Facilities Loan Agreement dated as of April 1, 2000 (the "Water Loan Agreement"), with the Ohio Water Development Authority (the "Water Authority") pursuant to which the Water Authority will issue $44,800,000 aggregate principal amount of the State of Ohio Pollution Control Revenue Refunding Bonds (Ohio Edison Company Project) Series 2000-A (the "Water Bonds") under the Indenture of Trust, dated as of April 1, 2000 (the "Water Indenture"), between the Water Authority and The Bank of New York, as Trustee (the "Authority Trustee"), in order to provide funds to loan to the Company for the purpose of paying a portion of the cost of refunding the State of Ohio Pollution Control Revenue Refunding Bonds 1988 Series A (Ohio Edison Company Project), which were issued to finance a portion of the cost of acquiring, constructing and installing certain water pollution control and solid waste disposal facilities at the Perry Nuclear Power Plant in Lake County, Ohio;

          Whereas, the Company has entered into an Air Quality Facilities Loan Agreement dated as of April 1, 2000 (the "Series 2000-A Air Loan Agreement"), with the Ohio Air Quality Development Authority (the "Air Authority") pursuant to which the Air Authority will issue $12,300,000 aggregate principal amount of the State of Ohio Pollution Control Revenue Refunding Bonds (Ohio Edison Company Project) Series 2000-A (the "Series 2000-A Air Bonds") under the Indenture of Trust, dated as of April 1, 2000 (the "Series 2000-A Air Indenture"), between the Air Authority and The Bank of New York, as Trustee (the "Authority Trustee"), in order to provide funds to loan to the Company for the purpose of paying a portion of the cost of refunding the State of Ohio Pollution Control Revenue Refunding Bonds 1988 Series B (Ohio Edison Company Project), which were issued to finance a portion of the cost of acquiring, constructing and installing certain air pollution control facilities at the Perry Nuclear Power Plant in Lake County, Ohio;

          Whereas, the Company has entered into an Air Quality Facilities Loan Agreement dated as of April 1, 2000 (the "Series 2000-B Air Loan Agreement", and, with the Series 2000-A Air Loan Agreement, the "Air Loan Agreements"), with the Ohio Air Quality Development Authority (the "Air Authority") pursuant to which the Air Authority will issue $19,000,000 aggregate principal amount of the State of Ohio Pollution Control Revenue

Refunding Bonds (Ohio Edison Company Project) Series 2000-B (the "Series 2000-B Air Bonds", and, with the Series 2000-A Air Bonds, the "Air Bonds") under the Indenture of Trust, dated as of April 1, 2000 (the "Series 2000-B Air Indenture", and, with the Series 2000-A Air Indenture, the "Air Indentures"), between the Air Authority and The Bank of New York, as Trustee (the "Authority Trustee"), in order to provide funds to loan to the Company for the purpose of paying a portion of the cost of refunding the State of Ohio Pollution Control Revenue Refunding Bonds 1988 Series B (Ohio Edison Company Project), which were issued to assist the Company in redeeming a corresponding principal amount of bonds previously issued to finance a portion of the cost of the Company's interest in certain air pollution control facilities at the Niles, R.E. Burger and W.H. Sammis Electric Generating Plants;

          Whereas, the Company has entered into a Pollution Control Facilities Loan Agreement dated as of April 1, 2000 (the "Pennsylvania Loan Agreement", and, with the Water Loan Agreement and the Air Loan Agreements, the "Loan Agreements"), with the Beaver County Industrial Development Authority (the "Pennsylvania Authority") pursuant to which the Pennsylvania Authority will issue $60,400,000 aggregate principal amount of the Pollution Control Revenue Refunding Bonds (Ohio Edison Company Project) Series 2000-A (the "Pennsylvania Bonds", and, along with the Water Bonds and the Air Bonds, the "Authority Bonds") under the Indenture of Trust, dated as of April 1, 2000 (the "Pennsylvania Indenture", and, with the Water Indenture and the Air Indentures, the "Authority Indentures"), between the Pennsylvania Authority and The Bank of New York, as Trustee (the "Authority Trustee"), in order to provide funds to loan to the Company for the purpose of paying a portion of the cost of refunding the Pollution Control Revenue Refunding Bonds 1990 Series A (Ohio Edison Company Mansfield Project) and the Pollution Control Revenue Refunding Bonds 1992 Series A (Ohio Edison Company Mansfield Project), which were issued to assist the Company in the refinancing of the Company's portion of the cost of acquisition and construction of certain air and water pollution control facilities and sewage or solid waste disposal facilities at the Bruce Mansfield Plant in Shippingport, Pennsylvania;

          Whereas, in conjunction with the issuance of each of the Water Bonds, the Series 2000-A Air Bonds, the Series 2000-B Air Bonds and the Pennsylvania Bonds, the Company has entered into an Insurance Agreement (each, an "Insurance Agreement"), dated as of April 1, 2000, between the Company and Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation (the "Insurer"), under which the Insurer has agreed to issue a municipal bond insurance policy (each, a "Policy") in favor of the applicable Authority Bonds and the Company has agreed to deliver to the Insurer a series of General Mortgage Bonds as security for the Insurer's payment of the amounts due under the applicable Policy;

          Whereas, the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create four new series of bonds under the Indenture consisting of $44,800,000 in principal amount, to be designated as "Mortgage Bonds, Pledge Series A of 2000 due 2033" (hereinafter sometimes referred to as the "bonds of Pledge Series A"), $12,300,000 in principal amount, to be designated as "Mortgage Bonds, Pledge Series B of 2000 due 2033" (hereinafter sometimes referred to as the "bonds of Pledge Series B"), $19,000,000 in principal amount, to be designated as "Mortgage Bonds, Pledge Series C of 2000 due 2015" (hereinafter sometimes referred to as the "bonds of Pledge Series C") and

$60,400,000 in principal amount, to be designated as "Mortgage Bonds, Pledge Series D of 2000 due 2030" (hereinafter sometimes referred to as the "bonds of Pledge Series D", and, with the bonds of Pledge Series A, the bonds of Pledge Series B and the bonds of Pledge Series C, the "bonds of the 2000 Pledge Series"), shall bear interest at the rate per annum set forth in, shall be subject to certain redemption rights and obligations set forth in, and will otherwise be in the form and have the terms and provisions provided for in this Supplemental Indenture and set forth in the form of such bonds below; and

          Whereas, the definitive registered bonds without coupons of the 2000 Pledge Series and the Trustee's certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:


                  [Form of Bond of Pledge Series A]

                               [Face]

This Bond is not transferable except to a successor to Ambac Assurance Corporation under the Insurance Agreement, dated as of April 1, 2000, between the Company and Ambac Assurance Corporation, or in connection with the exercise of the rights and remedies of the Holder hereof consequent upon an "Event of Default" as defined in the Indenture referred to herein.

                          OHIO EDISON COMPANY

              Mortgage Bond, Pledge Series A of 2000 due 2033

                          Due October 1, 2033

No. R-1                                                       $44,800,000

          Ohio Edison Company, a corporation of the State of Ohio (hereinafter called the Company), for value received, hereby promises to pay to Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation (the "Insurer"), or registered assigns, Forty-four Million Eight Hundred Thousand Dollars at an office or agency of the Company in the Borough of Manhattan, The City of New York, New York or in the City of Akron, Ohio, on October 1, 2033 in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay at said offices or agencies to the registered owner hereof, in like coin or currency, interest thereon from the Interest Payment Date (as defined herein) next preceding the date of this bond unless the date hereof is prior to the first Interest Payment Date for the bonds of this series, in which case from April 3, 2000 (the date of original issuance of the bonds of this series) (or, if this bond is dated between the Record Date (as defined herein) for any Interest Payment Date and such Interest Payment Date, then from such Interest Payment Date), at the rate from time to time borne by the State of Ohio Pollution Control Revenue Refunding Bonds (Ohio Edison Company Project) Series 2000-A (the "Authority Bonds") issued by the Ohio Water Development Authority (the "Authority") under the Indenture of Trust, dated as of April 1, 2000 (the "Authority Indenture"), between the

Authority and The Bank of New York, as trustee (the "Authority Trustee"); provided, however, that in no event shall the rate of interest borne by the Bonds of this series exceed 10% per annum. Payments of principal of and interest on this bond shall be made at an office or agency of the Company in the Borough of Manhattan, The City of New York, New York or in the City of Akron, Ohio.

          The interest so payable on any Interest Payment Date will, subject to certain exceptions in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the Record Date. As used herein, "Interest Payment Date" and "Record Date" shall mean an Interest Payment Date and Record Date, respectively, as defined in the Authority Bonds.

          The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not become obligatory until The Bank of New York, the Trustee under the Indenture referred to on the reverse hereof, or its successor thereunder, shall have authenticated the form of certificate endorsed hereon.

          In witness whereof, Ohio Edison Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and its corporate seal to be printed hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.


                                Ohio Edison Company,


                                By
                                  ------------------------
                                  Name:
                                  Title:


Attest:


----------------------------
Name:
Title:

              [Form of Trustee's Authentication Certificate]


                   Trustee's Authentication Certificate

          This is one of the bonds of the series designated therein referred to in the within-mentioned Indenture.

Dated:

                              The Bank of New York,
                                        as Trustee,


                             By
                               ------------------------
                               Authorized Signatory


                    [Form of Bond of Pledge Series A]

                                [Reverse]

                            OHIO EDISON COMPANY

              Mortgage Bond, Pledge Series A of 2000 due 2033


          This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any money, obligations or other instruments, or earnings thereon, deposited with the Trustee or sinking fund established in accordance with the provisions of the Indenture hereinafter mentioned for the bonds of any particular series) by a General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, executed by the Company to The Bank of New York, as Trustee, as supplemented by indentures supplemental thereto, to which Indenture as so supplemented (herein referred to as the "Indenture") reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

          The bonds of this series are issued and to be issued in order to provide security to the Insurer in connection with its issuance of a municipal bond insurance policy (the "Policy") in favor of the holder of the Authority Bonds pursuant to the Insurance Agreement (the "Insurance Agreement") dated as of April 1, 2000 between the Insurer and the Company. In order to provide monies to fund a loan made by the Authority to the Company pursuant to a Waste Water Facilities and Solid Waste Facilities Loan Agreement dated as of April 1, 2000 between the Authority and the Company (the "Loan Agreement"), the Authority has issued the Authority Bonds under and pursuant to the Authority Indenture. Payments made by the Company of principal and interest on the bonds of this series are intended to be sufficient to reimburse the Insurer for any payments of principal and interest made by the Insurer on the Authority Bonds pursuant to the Policy.

          The bonds of this series are not transferable except (i) as required to effect an assignment to a successor of the Insurer under the Insurance Agreement or (ii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

          The Company's obligation to make payments with respect to the principal of and/or interest on the bonds of this series shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of principal of and/or interest on the Authority Bonds shall have been fully or partially paid (other than by the application of the proceeds of any payment by the Insurer under the Policy), as the case may be, or there shall have been deposited with the Authority Trustee pursuant to the Authority Indenture trust funds sufficient under such indenture to fully or partially pay, as the case may be, the corresponding amount then due of principal of and/or interest on the Authority Bonds (other than by the application of the proceeds of any payment by the Insurer under the Policy). Notwithstanding anything contained herein or in the Indenture to the contrary, the Company shall be obligated to make payments with respect to the principal of and/or interest on the bonds of this series only to the extent that the Insurer has made a payment with respect to the Authority Bonds under the Policy.

          Upon payment of the principal of and interest due on the Authority Bonds, whether at maturity or prior to maturity by acceleration, redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the Authority Indenture (other than by the application of the proceeds of any payment by the Insurer under the Policy), the bonds of this series in a principal amount equal to the principal amount of Authority Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such bonds of this series shall be surrendered to and canceled by the Trustee. From and after the Release Date (as defined in the Insurance Agreement), the bonds of this series shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of this series shall be surrendered to and canceled by the Trustee.

          The bonds of this series are subject to mandatory redemption, in whole or in part, as the case may be, on each date that Authority Bonds are to be redeemed. The principal amount of the Bonds of this series to be redeemed on any such date shall be equal to the principal amount of Authority Bonds called for redemption on that date. All redemptions of bonds of this series shall be at 100% of the principal amount thereof, plus accrued interest to the redemption date.

          The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the occurrence of an Event of Default as in the Indenture provided.

          No recourse shall be had for the payment of the principal of or premium, or interest if any, on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation, either directly or through the Company or a predecessor or successor corporation, whether by virtue of any Constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. This bond, subject to the limitations with regard thereto in the Authority Indenture and herein, is transferable as prescribed in the Indenture by the registered owner hereof, in person or by attorney duly authorized, at an office or agency of the Company, in the Borough of Manhattan, The City of New York, New York or in the City of Akron, Ohio, upon surrender and cancellation of this bond and thereupon a new registered bond or bonds of the same series for a like principal amount, in authorized denominations, will be issued to the transferee in exchange therefor, as provided in the Indenture, and upon payment, if the Company shall require it, of the transfer charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Bonds of this series shall be exchangeable at said offices or agencies of the Company for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture.

                    [End of Form of Bond of Pledge Series A]

                        [Form of Bond of Pledge Series B]

                                     [Face]

This Bond is not transferable except to a successor to Ambac Assurance Corporation under the Insurance Agreement, dated as of April 1, 2000, between the Company and Ambac Assurance Corporation, or in connection with the exercise of the rights and remedies of the Holder hereof consequent upon an "Event of Default" as defined in the Indenture referred to herein.

                            OHIO EDISON COMPANY

               Mortgage Bond, Pledge Series B of 2000 due 2033

                            Due October 1, 2033

No. R-1                                                       $12,300,000

         Ohio Edison Company, a corporation of the State of Ohio (hereinafter called the Company), for value received, hereby promises to pay to Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation (the "Insurer"), or registered assigns, Twelve Million Three Hundred Thousand Dollars at an office or agency of the Company in the Borough of Manhattan, The City of New York, New York or in the City of Akron, Ohio, on October 1, 2033 in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay at said offices or agencies to the registered owner hereof, in like coin or currency, interest thereon from the Interest Payment Date (as defined herein) next preceding the date of this bond unless the date hereof is prior to the first Interest Payment Date for the bonds of this series, in which case from April 3, 2000 (the date of original issuance of the bonds of this series) (or, if this bond is dated between the Record Date (as defined herein) for any Interest Payment Date and such Interest Payment Date, then from such Interest Payment Date), at the rate from time to time borne by the State of Ohio Pollution Control Revenue Refunding Bonds (Ohio Edison Company Project) Series 2000-A (the "Authority Bonds") issued by the Ohio Air Quality Development Authority (the "Authority") under the Indenture of Trust, dated as of April 1, 2000 (the "Authority Indenture"), between the Authority and The Bank of New York, as trustee (the "Authority Trustee"); provided, however, that in no event shall the rate of interest borne by the Bonds of this series exceed 10% per annum. Payments of principal of and interest on this bond shall be made at an office or agency of the Company in the Borough of Manhattan, The City of New York, New York or in the City of Akron, Ohio.

          The interest so payable on any Interest Payment Date will, subject to certain exceptions in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the Record Date. As used herein, "Interest Payment Date" and "Record Date" shall mean an Interest Payment Date and Record Date, respectively, as defined in the Authority Bonds.

          The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not become obligatory until The Bank of New York, the Trustee under the Indenture referred to on the reverse hereof, or its successor thereunder, shall have authenticated the form of certificate endorsed hereon.

          In witness whereof, Ohio Edison Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and its corporate seal to be printed hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.


                                   Ohio Edison Company,


                                   By
                                     ----------------------
                                      Name:
                                      Title:


Attest:


----------------------------
Name:
Title:



                 [Form of Trustee's Authentication Certificate]


                      Trustee's Authentication Certificate

          This is one of the bonds of the series designated therein referred to in the within-mentioned Indenture.

Dated:

                                   The Bank of New York,
                                             as Trustee,



                                   By
                                     -------------------------
                                        Authorized Signatory

                         [Form of Bond of Pledge Series B]

                                   [Reverse]

                             OHIO EDISON COMPANY

             Mortgage Bond, Pledge Series B of 2000 due 2033


          This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any money, obligations or other instruments, or earnings thereon, deposited with the Trustee or sinking fund established in accordance with the provisions of the Indenture hereinafter mentioned for the bonds of any particular series) by a General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, executed by the Company to The Bank of New York, as Trustee, as supplemented by indentures supplemental thereto, to which Indenture as so supplemented (herein referred to as the "Indenture") reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

          The bonds of this series are issued and to be issued in order to provide security to the Insurer in connection with its issuance of a municipal bond insurance policy (the "Policy") in favor of the holders of the Authority Bonds pursuant to the Insurance Agreement (the "Insurance Agreement") dated as of April 1, 2000 between the Insurer and the Company. In order to provide monies to fund a loan made by the Authority to the Company pursuant to an Air Quality Facilities Loan Agreement dated as of April 1, 2000 between the Authority and the Company (the "Loan Agreement"), the Authority has issued the Authority Bonds under and pursuant to the Authority Indenture. Payments made by the Company of principal and interest on the bonds of this series are intended to be sufficient to reimburse the Insurer for any payments of principal and interest made by the Insurer on the Authority Bonds pursuant to the Policy.

          The bonds of this series are not transferable except (i) as required to effect an assignment to a successor of the Insurer under the Insurance Agreement or (ii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

          The Company's obligation to make payments with respect to the principal of and/or interest on the bonds of this series shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of principal of and/or interest on the Authority Bonds shall have been fully or partially paid (other than by the application of the proceeds of any payment by the Insurer under the Policy), as the case may be, or there shall have been deposited with the Authority Trustee pursuant to the Authority Indenture trust funds sufficient under such indenture to fully or partially pay, as the case may be, the corresponding amount then due of principal of and/or interest on the Authority

Bonds (other than by the application of the proceeds of any payment by the Insurer under the Policy). Notwithstanding anything contained herein or in the Indenture to the contrary, the Company shall be obligated to make payments with respect to the principal of and/or interest on the bonds of this series only to the extent that the Insurer has made a payment with respect to the Authority Bonds under the Policy.

          Upon payment of the principal of and interest due on the Authority Bonds, whether at maturity or prior to maturity by acceleration, redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the Authority Indenture (other than by the application of the proceeds of any payment by the Insurer under the Policy), the bonds of this series in a principal amount equal to the principal amount of Authority Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such bonds of this series shall be surrendered to and canceled by the Trustee. From and after the Release Date (as defined in the Insurance Agreement), the bonds of this series shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of this series shall be surrendered to and canceled by the Trustee.

          The bonds of this series are subject to mandatory redemption, in whole or in part, as the case may be, on each date that Authority Bonds are to be redeemed. The principal amount of the Bonds of this series to be redeemed on any such date shall be equal to the principal amount of Authority Bonds called for redemption on that date. All redemptions of bonds of this series shall be at 100% of the principal amount thereof, plus accrued interest to the redemption date.

          The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the occurrence of an Event of Default as in the Indenture provided.

          No recourse shall be had for the payment of the principal of or premium, or interest if any, on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation, either directly or through the Company or a predecessor or successor corporation, whether by virtue of any Constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. This bond, subject to the limitations with regard thereto in the Authority Indenture and herein, is transferable as prescribed in the Indenture by the registered owner hereof, in person or by attorney duly authorized, at an office or agency of the Company, in the Borough of Manhattan, The City of New York, New York or in the City of Akron, Ohio, upon surrender and cancellation of this bond and thereupon a new registered bond or bonds of the same series for a like principal amount, in authorized denominations, will be issued to the transferee in exchange therefor, as provided in the Indenture, and upon payment, if the Company shall require it, of the transfer charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Bonds of this series shall be exchangeable at said offices or agencies of the Company for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture.

                [End of Form of Bond of Pledge Series B]

                    [Form of Bond of Pledge Series C]

                                [Face]

This Bond is not transferable except to a successor to Ambac Assurance Corporation under the Insurance Agreement, dated as of April 1, 2000, between the Company and Ambac Assurance Corporation, or in connection with the exercise of the rights and remedies of the Holder hereof consequent upon an "Event of Default" as defined in the Indenture referred to herein.

                           OHIO EDISON COMPANY

              Mortgage Bond, Pledge Series C of 2000 due 2015

                           Due April 1, 2015

No. R-1                                                      $19,000,000

          Ohio Edison Company, a corporation of the State of Ohio (hereinafter called the Company), for value received, hereby promises to pay to Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation (the "Insurer"), or registered assigns, Nineteen Million Dollars at an office or agency of the Company in the Borough of Manhattan, The City of New York, New York or in the City of Akron, Ohio, on April 1, 2015 in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay at said offices or agencies to the registered owner hereof, in like coin or currency, interest thereon from the Interest Payment Date (as defined herein) next preceding the date of this bond unless the date hereof is prior to the first Interest Payment Date for the bonds of this series, in which case from April 3, 2000 (the date of original issuance of the bonds of this series) (or, if this bond is dated between the Record Date (as defined herein) for any Interest Payment Date and such Interest Payment Date, then from such Interest Payment Date), at the rate from time to time borne by the State of Ohio Pollution Control Revenue Refunding Bonds (Ohio Edison Company Project) Series 2000-B (the "Authority Bonds") issued by the Ohio Air Quality Development Authority (the "Authority") under the Indenture of Trust, dated as of April 1, 2000 (the "Authority Indenture"), between the Authority and The Bank of New York, as trustee (the

"Authority Trustee"); provided, however, that in no event shall the rate
                      -----------------
of interest borne by the Bonds of this series exceed 10% per annum. Payments of principal of and interest on this bond shall be made at an office or agency of the Company in the Borough of Manhattan, The City of New York, New York or in the City of Akron, Ohio.

          The interest so payable on any Interest Payment Date will, subject to certain exceptions in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the Record Date. As used herein, "Interest Payment Date" and "Record Date" shall mean an Interest Payment Date and Record Date, respectively, as defined in the Authority Bonds.

          The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not become obligatory until The Bank of New York, the Trustee under the Indenture referred to on the reverse hereof, or its successor thereunder, shall have authenticated the form of certificate endorsed hereon.

          In witness whereof, Ohio Edison Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and its corporate seal to be printed hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.

                                  Ohio Edison Company,


                                  By
                                    ------------------------
                                    Name:
                                    Title:


Attest:


----------------------------
Name:
Title:

             [Form of Trustee's Authentication Certificate]


                  Trustee's Authentication Certificate

          This is one of the bonds of the series designated therein referred to in the within-mentioned Indenture.

Dated:


                                 The Bank of New York,
                                           as Trustee,


                                 By
                                   ------------------------
                                   Authorized Signatory


                   [Form of Bond of Pledge Series C]

                             [Reverse]

                        OHIO EDISON COMPANY

Mortgage Bond, Pledge Series C of 2000 due 2015


          This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any money, obligations or other instruments, or earnings thereon, deposited with the Trustee or sinking fund established in accordance with the provisions of the Indenture hereinafter mentioned for the bonds of any particular series) by a General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, executed by the Company to The Bank of New York, as Trustee, as supplemented by indentures supplemental thereto, to which Indenture as so supplemented (herein referred to as the "Indenture") reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

          The bonds of this series are issued and to be issued in order to provide security to the Insurer in connection with its issuance of a municipal bond insurance policy (the "Policy") in favor of the holders of the Authority Bonds pursuant to the Insurance Agreement (the "Insurance Agreement") dated as of April 1, 2000 between the Insurer and the Company. In order to provide monies to fund a loan made by the Authority to the Company pursuant to an Air Quality Facilities Loan Agreement dated as of April 1, 2000 between the Authority and the Company

(the "Loan Agreement"), the Authority has issued the Authority Bonds under and pursuant to the Authority Indenture. Payments made by the Company of principal and interest on the bonds of this series are intended to be sufficient to reimburse the Insurer for any payments of principal and interest made by the Insurer on the Authority Bonds pursuant to the Policy.

          The bonds of this series are not transferable except (i) as required to effect an assignment to a successor of the Insurer under the Insurance Agreement or (ii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

          The Company's obligation to make payments with respect to the principal of and/or interest on the bonds of this series shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of principal of and/or interest on the Authority Bonds shall have been fully or partially paid (other than by the application of the proceeds of any payment by the Insurer under the Policy), as the case may be, or there shall have been deposited with the Authority Trustee pursuant to the Authority Indenture trust funds sufficient under such indenture to fully or partially pay, as the case may be, the corresponding amount then due of principal of and/or interest on the Authority Bonds (other than by the application of the proceeds of any payment by the Insurer under the Policy). Notwithstanding anything contained herein or in the Indenture to the contrary, the Company shall be obligated to make payments with respect to the principal of and/or interest on the bonds of this series only to the extent that the Insurer has made a payment with respect to the Authority Bonds under the Policy.

          Upon payment of the principal of and interest due on the Authority Bonds, whether at maturity or prior to maturity by acceleration, redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the Authority Indenture (other than by the application of the proceeds of any payment by the Insurer under the Policy), the bonds of this series in a principal amount equal to the principal amount of Authority Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such bonds of this series shall be surrendered to and canceled by the Trustee. From and after the Release Date (as defined in the Insurance Agreement), the bonds of this series shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of this series shall be surrendered to and canceled by the Trustee.

          The bonds of this series are subject to mandatory redemption, in whole or in part, as the case may be, on each date that Authority Bonds are to be redeemed. The principal amount of the Bonds of this series to be redeemed on any such date shall be equal to the principal amount of Authority Bonds called for redemption on that date. All redemptions of bonds of this series shall be at 100% of the principal amount thereof, plus accrued interest to the redemption date.

          The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the occurrence of an Event of Default as in the Indenture provided.

          No recourse shall be had for the payment of the principal of or premium, or interest if any, on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation, either directly or through the Company or a predecessor or successor corporation, whether by virtue of any Constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. This bond, subject to the limitations with regard thereto in the Authority Indenture and herein, is transferable as prescribed in the Indenture by the registered owner hereof, in person or by attorney duly authorized, at an office or agency of the Company, in the Borough of Manhattan, The City of New York, New York or in the City of Akron, Ohio, upon surrender and cancellation of this bond and thereupon a new registered bond or bonds of the same series for a like principal amount, in authorized denominations, will be issued to the transferee in exchange therefor, as provided in the Indenture, and upon payment, if the Company shall require it, of the transfer charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Bonds of this series shall be exchangeable at said offices or agencies of the Company for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture.

               [End of Form of Bond of Pledge Series C]

                  [Form of Bond of Pledge Series D]

                               [Face]

This Bond is not transferable except to a successor to Ambac Assurance Corporation under the Insurance Agreement, dated as of April 1, 2000, between the Company and Ambac Assurance Corporation, or in connection with the exercise of the rights and remedies of the Holder hereof consequent upon an "Event of Default" as defined in the Indenture referred to herein.

                         OHIO EDISON COMPANY

          Mortgage Bond, Pledge Series D of 2000 due 2030

                          Due April 1, 2030

No. R-1                                                      $60,400,000

          Ohio Edison Company, a corporation of the State of Ohio (hereinafter called the Company), for value received, hereby promises to pay to Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation (the "Insurer"), or registered assigns, Sixty Million Four Hundred Thousand Dollars at an office or agency of the Company in the Borough of Manhattan, The City of New York, New York or in the City of Akron, Ohio, on April 1, 2030 in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay at said offices or agencies to the registered owner hereof, in like coin or currency, interest thereon from the Interest Payment Date (as defined herein) next preceding the date of this bond unless the date hereof is prior to the first Interest Payment Date for the bonds of this series, in which case from April 3, 2000 (the date of original issuance of the bonds of this series) (or, if this bond is dated between the Record Date (as defined herein) for any Interest Payment Date and such Interest Payment Date, then from such Interest Payment Date), at the rate from time to time borne by the Pollution Control Revenue Refunding Bonds (Ohio Edison Company Project) Series 2000-A (the "Authority Bonds") issued by the Beaver County Industrial Development Authority (the "Authority") under the Indenture of Trust, dated as of April 1, 2000 (the "Authority Indenture"), between the Authority and The Bank of New York, as trustee (the "Authority Trustee"); provided, however, that in no event shall the rate of interest borne by the Bonds of this series exceed 10% per annum. Payments of principal of and interest on this bond shall be made at an office or agency of the Company in the Borough of Manhattan, The City of New York, New York or in the City of Akron, Ohio.

          The interest so payable on any Interest Payment Date will, subject to certain exceptions in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the Record Date. As used herein, "Interest Payment Date" and "Record Date" shall mean an Interest Payment Date and Record Date, respectively, as defined in the Authority Bonds.

          The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not become obligatory until The Bank of New York, the Trustee under the Indenture referred to on the reverse hereof, or its successor thereunder, shall have authenticated the form of certificate endorsed hereon.

          In witness whereof, Ohio Edison Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and its corporate seal to be printed hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.

                                Ohio Edison Company,


                                By
                                  -----------------------
                                  Name:
                                  Title:


Attest:


---------------------------
Name:
Title:



               [Form of Trustee's Authentication Certificate]


                    Trustee's Authentication Certificate

          This is one of the bonds of the series designated therein referred to in the within-mentioned Indenture.

Dated:

                                 The Bank of New York,
                                           as Trustee,


                                 By
                                   -------------------------
                                   Authorized Signatory

                    [Form of Bond of Pledge Series D]

                               [Reverse]

                           OHIO EDISON COMPANY

             Mortgage Bond, Pledge Series D of 2000 due 2030


          This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any money, obligations or other instruments, or earnings thereon, deposited with the Trustee or sinking fund established in accordance with the provisions of the Indenture hereinafter mentioned for the bonds of any particular series) by a General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, executed by the Company to The Bank of New York, as Trustee, as supplemented by indentures supplemental thereto, to which Indenture as so supplemented (herein referred to as the "Indenture") reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

          The bonds of this series are issued and to be issued in order to provide security to the Insurer in connection with its issuance of a municipal bond insurance policy (the "Policy") in favor of the holders of the Authority Bonds pursuant to the Insurance Agreement (the "Insurance Agreement") dated as of April 1, 2000 between the Insurer and the Company. In order to provide monies to fund a loan made by the Authority to the Company pursuant to a Pollution Control Facilities Loan Agreement dated as of April 1, 2000 between the Authority and the Company (the "Loan Agreement"), the Authority has issued the Authority Bonds under and pursuant to the Authority Indenture. Payments made by the Company of principal and interest on the bonds of this series are intended to be sufficient to reimburse the Insurer for any payments of principal and interest made by the Insurer on the Authority Bonds pursuant to the Policy.

          The bonds of this series are not transferable except (i) as required to effect an assignment to a successor of the Insurer under the Insurance Agreement or (ii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

          The Company's obligation to make payments with respect to the principal of and/or interest on the bonds of this series shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of principal of and/or interest on the Authority Bonds shall have been fully or partially paid (other than by the application of the proceeds of any payment by the Insurer under the Policy), as the case may be, or there shall have been deposited with the Authority Trustee pursuant to the Authority Indenture trust funds sufficient under such indenture to fully or partially pay, as the case may be, the corresponding amount then due of principal of and/or interest on the Authority

Bonds (other than by the application of the proceeds of any payment by the Insurer under the Policy). Notwithstanding anything contained herein or in the Indenture to the contrary, the Company shall be obligated to make payments with respect to the principal of and/or interest on the bonds of this series only to the extent that the Insurer has made a payment with respect to the Authority Bonds under the Policy.

          Upon payment of the principal of and interest due on the Authority Bonds, whether at maturity or prior to maturity by acceleration, redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the Authority Indenture (other than by the application of the proceeds of any payment by the Insurer under the Policy), the bonds of this series in a principal amount equal to the principal amount of Authority Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such bonds of this series shall be surrendered to and canceled by the Trustee. From and after the Release Date (as defined in the Insurance Agreement), the bonds of this series shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of this series shall be surrendered to and canceled by the Trustee.

          The bonds of this series are subject to mandatory redemption, in whole or in part, as the case may be, on each date that Authority Bonds are to be redeemed. The principal amount of the Bonds of this series to be redeemed on any such date shall be equal to the principal amount of Authority Bonds called for redemption on that date. All redemptions of bonds of this series shall be at 100% of the principal amount thereof, plus accrued interest to the redemption date.

          The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the occurrence of a completed Event of Default as in the Indenture provided.

          No recourse shall be had for the payment of the principal of or premium, or interest if any, on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation, either directly or through the Company or a predecessor or successor corporation, whether by virtue of any Constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. This bond, subject to the limitations with regard thereto in the Authority Indenture and herein, is transferable as prescribed in the Indenture by the registered owner hereof, in person or by attorney duly authorized, at an office or agency of the Company, in the Borough of Manhattan, The City of New York, New York or in the City of Akron, Ohio, upon surrender and cancellation of this bond and thereupon a new registered bond or bonds of the same series for a like principal amount, in authorized denominations, will be issued to the transferee in exchange therefor, as provided in the Indenture, and upon payment, if the Company shall require it, of the transfer charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Bonds of this series shall be exchangeable at said offices or agencies of the Company for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture.

              [End of Form of Bond of Pledge Series D]

and

          Whereas, all things necessary to make the bonds of the 2000 Pledge Series, when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Indenture, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture has in all respects been duly authorized; and

          Whereas, the Company deems it advisable to enter into this Supplemental Indenture for the purposes of describing the bonds of the 2000 Pledge Series and establishing the respective forms, terms and provisions thereof, as provided and contemplated by sections 2.01(a) and 3.01(b) of the Indenture, and the Company has requested and hereby requests the Trustee to join in the execution of this Supplemental Indenture;

          Now, therefore, It is hereby covenanted, declared and agreed, by and between the Company and the Trustee, that all such bonds of the 2000 Pledge Series are to be issued, authenticated and delivered, subject to this Supplemental Indenture, and to the further covenants, conditions, uses and trusts in the Indenture set forth, and the parties hereto mutually agree as follows:

          Section 1. Bonds of the 2000 Pledge Series shall mature on the date set forth in the respective form of bond relating thereto hereinbefore set forth and, subject to the provisions of said form, shall bear interest at the rate from time to time borne by the applicable Authority Bonds; provided, however, that in no event shall the rate of
                 -----------------
interest borne by any bonds of the 2000 Pledge Series exceed 10% per annum. Such interest shall be payable as set forth in said forms of bond of the 2000 Pledge Series, and such bonds of said series shall be designated as hereinbefore in the seventh Whereas clause set forth. Both principal of and interest on said bonds shall be payable, to the extent specified in the respective form of bond hereinabove set forth, in any coin or currency of the United States of America which at the time of payment is a coin or currency in which the Authority Bonds are payable and is legal tender for the payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York. Definitive bonds of said series may be issued, originally or otherwise, only as registered bonds without coupons; and they and the Trustee's certificate of authentication shall be substantially in the forms hereinbefore recited, respectively.

          Definitive bonds of the 2000 Pledge Series may be issued, originally or otherwise, only as registered bonds, substantially in the respective form of bond hereinabove recited, and in denominations of $1,000 and authorized multiples thereof. Delivery of a bond of the 2000 Pledge Series to the Trustee for authentication shall be conclusive evidence that the multiple thereof and its serial number has been duly approved by the Company.

          The bonds of the 2000 Pledge Series shall be redeemable as provided in the respective form of bond hereinabove set forth, and such provisions are incorporated at this place as though set forth in their entirety.

          Except as provided in this Section 1, bonds of the 2000 Pledge Series shall be dated and bear interest as provided in Section 3.03 of the Indenture; provided, however, that, notwithstanding any provision of said
Section 3.03, so long as there is no existing default in the payment of interest on said bonds, any bond of the 2000 Pledge Series authenticated by the Trustee between an Interest Payment Date for bonds of such series and the Regular Record Date for such interest payment date shall bear interest from such interest payment date and the holder of any such bond shall not be entitled to payment of interest on such interest payment date and shall have no claim against the Company with respect thereto.

          Bonds of the 2000 Pledge Series may be transferred by the registered owners thereof, in person or by attorney duly authorized, at an office or agency of the Company in the Borough of Manhattan, The City of New York, New York or in the City of Akron, Ohio but only in the manner and upon the conditions prescribed in the Indenture and in the respective form of bond of such series hereinabove recited.

          The person in whose name any bond of the 2000 Pledge Series is registered at the close of business on any record date for such series with respect to any interest payment date for such series shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond (or any bond or bonds issued, directly or after intermediate transactions, upon transfer or exchange or in substitution thereof) is registered on a subsequent record date for such payment established as provided in Section 3.07 of the Indenture.

          Notices and demands to or upon the Company in respect of the bonds of the 2000 Pledge Series and the Indenture may be served at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, NY and in the City of Akron, Ohio.

          Section 2. As more fully set forth in the respective form thereof hereinabove recited, the Company's obligation to make payments with respect to the principal of and/or interest on any bond of the 2000 Pledge Series shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of principal of and/or interest then due on the applicable Authority Bond shall have been fully or partially paid (other than by the application of the proceeds of any payment by the Insurer under the applicable Policy), as the case may be, or there shall have been deposited with the Authority Trustee pursuant to the applicable Authority Indenture trust funds sufficient under such indenture to fully or partially pay, as the case may be, the corresponding amount then due of principal of and/or interest on the applicable Authority Bonds (other than by the application of the proceeds of any payment by the Insurer under the applicable Policy). Notwithstanding anything contained herein or in the Indenture to the contrary, the Company shall be obligated to make payments with respect to the principal of and/or interest on the bonds of the 2000 Pledge Series only to the extent that the Insurer has made a payment with respect to the applicable Authority Bonds under the Policy.

          Upon payment of the principal of and interest due on the applicable Authority Bonds, whether at maturity or prior to maturity by acceleration, redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the applicable Authority Indenture (other than by the application of the proceeds of any payment by the Insurer under the applicable Policy), bonds of the 2000 Pledge Series in a principal amount equal to the principal amount of the applicable Authority Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such bonds of the 2000 Pledge Series shall be surrendered to and cancelled by the Trustee. From and after the Release Date (as defined in the applicable Insurance Agreement), the bonds of the 2000 Pledge Series shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of the 2000 Pledge Series shall be surrendered to and canceled by the Trustee.

          The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and interest, if any on the bonds of the 2000 Pledge Series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received written notice from the Insurer, signed by an authorized officer thereof, stating that the Insurer is exercising its rights under the applicable Insurance Agreement with respect to the bonds of the 2000 Pledge Series.

          Section 3. Except as herein otherwise expressly provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture; the Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals herein or in the respective bonds (except the Trustee's authentication certificate), all of which are made by the Company solely; and this Supplemental Indenture is executed and accepted by the Trustee, subject to all the terms and conditions set forth in the Indenture, as fully to all intents and purposes as if the terms and conditions of the Indenture were herein set forth at length.

          Section 4. The principal amount of bonds of Pledge Series A which may be authenticated and delivered hereunder is limited to the aggregate principal amount of Forty-four

Million Eight Hundred Thousand Dollars ($44,800,000). The principal amount of bonds of Pledge Series B which may be authenticated and delivered hereunder is limited to the aggregate principal amount of Twelve Million Three Hundred Thousand Dollars ($12,300,000). The principal amount of bonds of Pledge Series C which may be authenticated and delivered hereunder is limited to the aggregate principal amount of Nineteen Million Dollars ($19,000,000). The principal amount of bonds of Pledge Series D which may be authenticated and delivered hereunder is limited to the aggregate principal amount of Sixty Million Four Hundred Thousand Dollars ($60,400,000).

          Bonds of the 2000 Pledge Series in the aggregate principal amount of One Hundred Thirty-six Million Five Hundred Thousand Dollars ($136,500,000) may at any time subsequent to the execution hereof be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered (either before or after the recording hereof) pursuant to a Company Order referred to in Section 4.01 of the Indenture and upon receipt by the Trustee of the opinions and other documents required by Section 4.02 of the Indenture.

          Section 5. The consideration for the bonds of the 2000 Pledge Series shall be the issuance by the Insurer of each respective Policy pursuant to the applicable Insurance Agreement.

          Section 6. As supplemented by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and the Indenture as herein defined, and this Supplemental Indenture, shall be read, taken and construed as one and the same instrument. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original Indenture.

          Section 7. Nothing in this Supplemental Indenture contained shall or shall be construed to confer upon any person other than a holder of bonds issued under the Indenture, the Company and the Trustee any right or interest to avail himself of any benefit under any provision of the Indenture or of this Supplemental Indenture.

          Section 8. This Supplemental Indenture may be simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

          In witness whereof, Ohio Edison Company, party of the first part hereto, and The Bank of New York, party of the second part hereto, have caused these presents to be executed in their respective names by their respective Presidents or one of their Vice Presidents or Assistant Vice Presidents and their respective seals to be hereunto affixed and attested by their respective Secretaries or one of their Assistant Secretaries or Assistant Treasurers, all as of the day and year first above written.


                                Ohio Edison Company
                                By:
                                   ------------------------

[Seal]


Attest:
       -------------------------

Signed, Sealed and Acknowledged on behalf of Ohio Edison Company in the presence of:

--------------------------------

--------------------------------

                               The Bank of New York,
                                   as Trustee


                               By:
                                  -----------------------

 [Seal]

Attest:
       -------------------------

Signed, Sealed and Acknowledged on behalf of The Bank of New York in the presence of:

---------------------------------------

---------------------------------------

STATE OF OHIO     )
                  : ss.:
COUNTY OF SUMMIT  )


          On the __ day of _______________, 2000, personally appeared before me, a Notary Public in and for the said County and State aforesaid, _______________ and ________________, to me known and known to me to be a
_______________ and _______________, respectively, of OHIO EDISON COMPANY, the corporation which executed the foregoing instrument, and who severally acknowledged that they did sign and seal such instrument as such _______________ and _______________, respectively, of OHIO EDISON COMPANY, the same is their free act and deed and the free and corporate act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the __ day of ___________, 2000.


                          _______________________________


 [SEAL]


STATE OF OHIO     )
                  : ss.:
COUNTY OF SUMMIT  )


          On the __ day of September, 2000, before me personally came _______________, to me known, who, being by me duly sworn, did dispose and say that he resides at _______________; that he is a _______________ of
OHIO EDISON COMPANY, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                      _______________________________
                             [Notary Public]

 [SEAL]

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )


          On the __ day of _______________, 2000, personally appeared before me, a Notary Public in and for the said County and State aforesaid, _______________ and _______________, to me known and known to me to be a
_______________ and _______________, respectively, of The Bank of New
York, the corporation which executed the foregoing instrument, and who severally acknowledged that they did sign and seal such instrument as such _______________ and _______________ for and on behalf of said corporation and that the same is their free act and deed and the free and corporation act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the __ day of _______________, 2000.


                   _______________________________
                          [Notary Public]

[SEAL]


STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )


          On the __ day of _______________, 2000, before me personally came _______________, to me known, who, being by me duly sworn, did dispose and say that she resides at _______________; that she is a _______________ of THE BANK OF NEW YORK, one of the parties described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that she signed her name thereto by like authority.


                        _______________________________
                                [Notary Public]


[SEAL]

          The Bank of New York hereby certifies that its precise name and address as Trustee hereunder are:

          The Bank of New York
          101 Barclay Street
          City, County and State of New York 10286



                                 The Bank of New York


                                 By:
                                    ---------------------------
                                       [Assistant Treasurer]

(..continued)